EXHIBIT 10.17
                                                                   -------------



                          AMENDMENT TO PROMISSORY NOTE


         Reference is made to a certain $750,000 promissory note (the "Note") made by LocatePLUS Holdings Corporation, a Delaware corporation with a principal place of business at 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915 (the "Borrower"), in favor of Gemstone Investment Company, Inc., with a principal place of business of 320 Main Street, Worcester, Massachusetts 01608 (the "Lender"). This Amendment is dated as of August 30, 2002.

         FOR GOOD AND VALUABLE CONSIDERATION:

         The Lender represents and warrants that it is the holder of the Note.

         The Borrower and Lender hereby agree to (I) extend the Maturity Date of the Note (as defined therein) to October 3, 2002; and (II) increase the Points (as defined therein) to be paid at maturity of the Note to $125,000.

         In all other aspects, the Note is hereby ratified and confirmed.

         The Lender agrees to cause this Amendment to be affixed and attached to the Note, and mark upon the face of the Note, in conspicuous writing, "AMENDED AUGUST 30, 2002."

         IN WITNESS WHEREOF, the Borrower has caused these presents to be executed by its duly authorized officer as an instrument under seal, as of the day and year first above written.


                                       BORROWER:

                                           LOCATEPLUS HOLDINGS CORPORATION


                                           By: /s/ Jon R. Latorella
                                               ---------------------------
                                               Jon R. Latorella, President



                                       LENDER:

                                           GEMSTONE INVESTMENT COMPANY, INC.


                                           By: /s/ Pamela A. Massad
                                               ---------------------------
                                               Pamela A. Massad, its duly
                                               authorized President